EXHIBIT 10.41


     THE REGISTRANT HAS REQUESTED THAT CERTAIN PORTIONS OF THIS EXHIBIT BE GIVEN CONFIDENTIAL TREATMENT. SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE
                                  COMMISSION.


                              CHARLES & COLVARD(TM)
                        ------------CREATED-------------
                              M O I S S A N I T E



                                LETTER AGREEMENT

THIS LETTER AGREEMENT ("Agreement") is entered into March 15, 2000 between C3, INC., d/b/a Charles & Colvard, 3800 Gateway Boulevard, Suite 311, Morrisville, North Carolina 27560 ("C&C"), and The Bell Group, d/b/a Rio Grande, 7500 Bluewater Road, NW, Albuquerque, New Mexico 87121-1962 ("Rio Grande").

                                    RECITALS

C&C is engaged in the business of designing, manufacturing, marketing, and selling finished created jewels made of silicon carbide known as Charles & Colvard created moissanite jewels ("Moissanite") and certain pieces of jewelry containing Moissanite. Rio Grande is engaged in the business of manufacturing, marketing and selling jewelry, jewelry findings, supplies, and gemstones. The parties wish to enter into a business relationship whereby Rio Grande will purchase Moissanite from C&C, in exchange for distribution rights to sell Moissanite on the terms set out herein.

Now, therefore, in consideration of the mutual terms set forth herein, the parties hereby agree as follows:

1. APPOINTMENT. Subject to the terms of this Agreement, C&C hereby appoints Rio Grande as a nonexclusive distributor of Moissanite to all classes of trade in the United States of America, Canada, Mexico and the Caribbean ("Territory") during the term of this Agreement. Notwithstanding such appointment, Rio Grande acknowledges and agrees that the parties shall honor C&C's existing agreements pursuant to their terms.

2. LIMITATIONS. Rio Grande shall not solicit sales of Moissanite, sell Moissanite or otherwise represent C&C in any geographic area other than the Territory, or solicit sales or sell Moissanite directly to consumers.

3. TERM. Subject to earlier termination pursuant to Section 10 of this Agreement, the term of this Agreement shall commence as of the date of this Agreement and terminate on December 31, 2001. This Agreement shall automatically be renewed for successive additional one-year terms unless either party gives notice to the other party of intent to terminate this Agreement at least 90 days prior to the end of the then current term.

4. BRAND DEVELOPMENT. C&C shall be responsible for developing, maintaining and delivering the Moissanite brand image to consumers. Rio Grande agrees to support the C&C brand development efforts as set out in Section 6.

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
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5.   TRADEMARKS. C&C and Rio Grande shall enter into the Licensing Agreement attached as Exhibit A which provides Rio Grande during the term of this Agreement with the non-exclusive, royalty-free right and license to use the C&C trademarks solely for the purpose of marketing, advertising, promoting, and selling Moissanite in the Territory.

6. MARKETING, ADVERTISING AND PROMOTION. Rio Grande shall use its best efforts to market, promote, distribute, and sell Moissanite in the Territory as a unique new jewel and shall use its best efforts to recruit independent retail jewelers in the Territory to purchase Moissanite. Rio Grande shall be responsible for advertising and promotion to the jewelry trade. Rio Grande shall encourage the retail jewelers that carry Moissanite to advertise Moissanite to consumers. Rio Grande has specifically committed to the marketing, advertising and promotional activities set out on Schedule 6 hereto for the year 2000. No less than 90 days prior to the end of the then current term, the parties shall mutually agree in writing on a proposed marketing, advertising and promotional plan for the succeeding annual term. Rio Grande agrees that it shall sell Moissanite only as "Charles & Colvard created Moissanite jewels" and in compliance with the C&C Brand Identity Guidelines, as may be amended by C&C from time to time. Rio Grande shall only make such representations or warranties with respect to Moissanite in marketing, advertising or promotional materials, or otherwise, as specifically approved and authorized by C&C in writing. Rio Grande shall comply with all applicable laws and regulations during the course of its performance of this Agreement and shall not sell Moissanite to any customer whom it knows or has reason to know intends to misrepresent Moissanite. C&C shall contribute to the marketing, advertising and promotion of Moissanite in the Territory in the form of a credit toward future purchases of Moissanite by Rio Grande from C&C. Credits shall be deemed earned quarterly upon receipt by C&C of a quarterly report from Rio Grande showing Rio Grande's compliance with the agreed upon plan. The amount of the credit granted by C&C to Rio Grande shall be ***** percent (*****%) of the net receipts of Rio Grande's purchases of Moissanite from C&C in the prior quarter.

7. TRAINING. Within 30 days of the date of this Agreement, Rio Grande shall provide to its staff formal training with respect to Moissanite as described in Schedule 7.

8. AVAILABILITY AND PRICING. C&C agrees to use commercially reasonable efforts to supply such Moissanite as requested by Rio Grande to Rio Grande. Rio Grande agrees to purchase as many carats of Moissanite as it may require from C&C using the pricing and minimum order requirements set forth in
     Schedule 8. Moissanite will be cut in available shapes per C&C's standard production practices and will range in size from 2.0 mm to 9.5 mm, with the average size 5.5 mm. The grade of Moissanite initially available shall be "Very Good" which includes possible slight color saturations. There will be no inclusions that are visible to the naked eye sold in this grade. Other Moissanite cuts and grades may be made available from time to time at C&C's discretion. C&C reserves the right to amend at any time the pricing and minimum order requirements set forth in Schedule 8, provided that if the pricing of Moissanite is decreased, C&C shall provide Rio Grande with a credit toward additional purchases of Moissanite equal to the amount of such price decrease on the lesser of (a) Rio Grande's net purchased Moissanite during the prior 90 days or (b) Rio Grande's actual inventory at such time.

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                         AND IS DENOTED HEREIN BY *****

9. TERMS. Except as otherwise provided herein, the terms of delivery hereunder shall be FOB C&C's warehouse, and Rio Grande will provide all shipping and insurance fees for the Moissanite. C&C agrees to ship the Moissanite by whatever carrier Rio Grande designates, offering any carrier discounts that C&C has available to it. C&C shall invoice Rio Grande upon shipment with payment required in 30 days. Prices contained herein do not include any taxes, and Rio Grande shall be solely responsible for collecting, reporting, and/or paying all income (other than United States and North Carolina income taxes imposed on C&C), sales, excise, property, value-added tax, duty or tariff imposed by any governmental authority arising from the performance of either party under this Agreement.

10. TERMINATION. Upon the failure of a party to fulfill a material term of this Agreement, or to cure a failure to fulfill any term of this Agreement within 30 days of written notice of such failure by the other party, the nondefaulting party may immediately terminate this Agreement by notice to the defaulting party. Either party may terminate this Agreement immediately by notice to the non-terminating party in the event that the non-terminating party enters or is placed in bankruptcy, receivership, or liquidation, becomes insolvent, or makes an assignment for the benefit of its creditors.

11. EFFECT OF TERMINATION. Upon termination of this Agreement, Rio Grande's rights under this Agreement shall immediately terminate, and Rio Grande shall immediately cease marketing, promoting, distributing, or selling Moissanite (other than as may be allowed herein to dispose of inventory), and otherwise representing in any manner that Rio Grande is authorized to distribute Moissanite. Upon the termination of this Agreement for any reason, C&C shall, at its option, (i) repurchase Rio Grande's inventory of Moissanite at the price paid to C&C by Rio Grande for such products, less a reasonable restocking charge; or (ii) permit Rio Grande to sell such inventory; provided, that Rio Grande must complete all such distribution and sales of Moissanite within six (6) months of the termination date and fully perform all its obligations required by this Agreement. Termination of this Agreement shall not relieve either party from its duty to discharge in full all obligations accrued or due prior to the effective date of termination. Furthermore, the provisions of Sections 5, 6, and 11 through 23 shall survive any termination of this Agreement. Neither party to this Agreement shall be liable to the other party by reason of the valid termination of this Agreement, for compensation, reimbursement, or damages on account of any loss of goodwill, anticipated sales, or prospective profits, or on account of expenditures, investments, or other commitments relating to the performance of this Agreement or the business of either party. The foregoing provision shall not be construed to limit the liability of either party for a default in the performance of any provision or obligation under this Agreement of the other party, which results in the nondefaulting party's election to terminate this Agreement in accordance with Section 10 above.

12. DISCLAIMER OF WARRANTY. Other than as may be set out in writing to Rio Grande by C&C from time to time, C&C makes no warranty or other representation concerning Moissanite; and, other than as specifically provided in this Agreement, C&C's liability is limited to replacement of any Moissanite not conforming

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   REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION
                         AND IS DENOTED HEREIN BY *****

     to the specifications set out in Section 8 of this Agreement upon its return to C&C in compliance with the then existing standard policy of C&C governing returned goods. Rio Grande reserves the right to return any product not conforming to the specifications set out herein to C&C. The warranty set forth in this Section 12 is intended solely for the benefit of Rio Grande. All claims hereunder shall be made by Rio Grande and may not be made directly by Rio Grande's customers to C&C. The warranty set forth above is in lieu of all other warranties, expressed or implied, which are hereby disclaimed and excluded by C&C, including, without limitation, any warranty of merchantability or fitness for a particular purpose or use.

13. INDEMNIFICATION. Rio Grande shall defend, indemnify, and hold harmless C&C and its officers, directors, agents and employees from and against any and all claims, causes of action, damages, losses, costs, and expenses (including reasonable attorneys' fees), judgments and liabilities made against or incurred by C&C arising out of the acts or omissions of Rio Grande, its employees and agents in the performance of this Agreement. C&C shall defend, indemnify, and hold harmless Rio Grande and its officers, directors, agents and employees from and against any and all claims, causes of action, damages, losses, costs, and expenses (including reasonable attorneys' fees), judgments and liabilities made against or incurred by Rio Grande arising out of the acts or omissions of C&C, its employees and agents in the performance of this Agreement, specifically including any claims from C&C's existing customers to territorial exclusivity arising from their current relationship with C&C.

14. CONFIDENTIALITY. Each of Rio Grande and C&C shall treat the terms of this Agreement as confidential and shall not disclose such terms to any third party for any purpose without the prior written consent of the other party or as required by applicable law.

15. INSURANCE. Throughout the term of this Agreement, Rio Grande shall maintain general liability and property damage liability insurance coverage underwritten by a Best-A rated insurance carrier in a minimum amount of $1 million. Such policy shall name C&C as an additional insured and loss payee, and shall include a provision requiring the carrier to notify C&C in writing at least thirty (30) days prior to any cancellation, termination or amendment of such insurance coverage. Rio Grande shall deliver to C&C a certificate of insurance verifying the foregoing insurance coverage.

16. EVENTS BEYOND PARTY'S CONTROL. Neither party shall be liable to the other party for delay or failure of performance of this Agreement if the delay or failure is caused by acts of God or events completely beyond the control of the parties. If a delay or failure of performance caused by force majeure shall continue for a period of more than six (6) months, either party shall have the right to terminate this Agreement by written notice to the other party.

17. LIMITATION OF LIABILITY. C&C shall not be liable in contract, in tort (including negligence or strict liability) or otherwise for damage or loss of property, loss of profits or revenue, loss of use of property, cost of capital, claims of customers of Rio Grande or for any special, indirect, incidental, or consequential damages whatsoever. The remedies of Rio Grande set forth herein are exclusive and the total cumulative liability of C&C with respect to this agreement, or action taken or inaction in connection herewith such as the performance or breach thereof, or from the manufacture, sale, delivery, resale, or use of any product covered by or furnished under this Agreement, whether in contract, in tort (including negligence or strict liability) or otherwise, shall not exceed the price of the product on which such liability is based.

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   REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION
                         AND IS DENOTED HEREIN BY *****

     No action, regardless of form, arising out of the transactions under this Agreement may be brought by Rio Grande more than one (1) year after the cause of action has accrued.

18. RELATIONSHIP OF PARTIES. This Agreement does not establish a joint venture or legal partnership between the parties. Rio Grande is and shall be an independent contractor and shall not be deemed to be an agent, employee or legal representative of C&C. Rio Grande, its agents, employees and customers shall not have or represent themselves as having any authority to enter into contracts or make any commitments on behalf of C&C.

19. ENTIRE AGREEMENT; VALIDITY; WAIVER. This Agreement constitutes the entire agreement between the parties and supersedes all previous agreements, negotiations and commitments between the parties, and shall not be changed or modified in any manner, except by mutual written consent signed by duly authorized representatives of each of the parties. Should any provisions of this Agreement be invalid or unenforceable under any applicable laws or regulations, all other provisions of the Agreement shall remain in effect. The terms and conditions of this Agreement may only be waived in writing by the party waiving compliance. The failure of either party to require performance of any provision of this Agreement or to exercise any right hereunder shall not constitute a waiver or prejudice that party's right to enforce the same at any later date. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

20. ASSIGNABILITY. Neither party shall have the right to assign, delegate, sublicense or otherwise transfer its rights and obligations under this Agreement without the prior written consent of the other party.

21. NOTICE. Any notice required or permitted in this Agreement shall be in writing and be given by facsimile or an express mail delivery service, which is able to track and confirm delivery, properly addressed to the party to be notified at its last known address, and shall be deemed delivered when so transmitted, if sent by facsimile and receipt is acknowledged in writing or otherwise when actually received, or on the second day after mailing, if sent via an express mail delivery service.

22. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to its conflicts-of-law rules, and the laws of the United States of America. Rio Grande consents to the jurisdiction of the courts of the State of North Carolina in connection with all disputes or controversies arising under this Agreement.

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                         AND IS DENOTED HEREIN BY *****


IN WITNESS WHEREOF, the parties hereto, through their duly authorized officers, have executed this Agreement as of the date first written above.


                                C3, Inc., d/b/a Charles & Colvard


                                /s/ Robert S. Thomas
                                -----------------------------------------------
                                Robert S. Thomas, President



                                The Bell Group, d/b/a Rio Grande


                                /s/ Hugh Bell
                                -----------------------------------------------
                                Hugh Bell, Chairman and Chief Executive Officer



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

                                   SCHEDULE 6

RIO GRANDE'S INTENDED MOISSANITE MARKETING EFFORTS

Insertion within our 2000-2001 Gems and Findings catalog. Moissanite will be featured on a full page in the front of our annual catalog, that will be released in July of this year. Our catalog is sent to 200,000+ customers and prospects.

We will write a comprehensive article about Moissanite, and feature it in our quarterly newsletter, News & Product Review. This newsletter is sent to all of our customers. We can feature Moissanite in our next issue.

We will feature Moissanite in future jewelry-trade shows, including:
JCK Las Vegas, in June
Prime Time Las Vegas, in September
Catalog in Motion Tucson, in February 2001
MJSA New York, in March 2001

                                   SCHEDULE 7

Rio Grande shall provide a formal moissanite training program for its customer service, marketing and other personnel as designated by Rio Grande. This training program includes the following general topics:

     >>  Manufacturing Specifications (jewelry manufacturing and repair)

     >>  Branding (product positioning, advertising and promotion)

     >>  Gemological Characteristics and Identification

     >>  Product Selection and Availability (shapes, sizes, colors and grades)

     >>  Operating Procedures (selected employees only)

C&C shall conduct a series of two-hour training sessions for Rio Grande personnel designated as "trainers" within 30 days of the date of this Agreement. Furthermore, C&C agrees to provide each participant with a training guide. C&C will provide a master copy of the training guide that Rio Grande can use to copy for future internal training of its employees.

Rio Grande agrees to train all appropriate employees, using the materials developed and refined for the initial training, within 30 days of the date of the last training session provided by C&C for Rio Grande's trainers. Rio Grande agrees to incorporate the formal moissanite training program as part of its new employee orientation training for appropriate employees, and agrees to provide such employees with a refresher course on moissanite as needed or requested by C&C.

C&C agrees to provide additional training up to one week to the Rio Grande "trainers" twice during the first year and annually thereafter.

Rio Grande and C&C agree to review the formal moissanite training program at the request of either party.

   REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION
                         AND IS DENOTED HEREIN BY *****

                                    SCHEDULE 8

                       This information is confidential.
                All prices are subject to change without notice.

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
     ROUND        APPROX. CT. WT.  PRICE LEVEL 1     PRICE LEVEL 2    PRICE LEVEL 3     PRICE LEVEL 4     PRICE LEVEL 5
--------------------------------------------------------------------------------------------------------------------------
      2mm              0.03            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
     2.5mm             0.05            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
      3mm              0.09            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
     3.5mm             0.14            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
      4mm               0.2            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
     4.5mm             0.29            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
      5mm               0.4            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
     5.5mm             0.53            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
      6mm              0.69            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
     6.5mm             0.87            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
      7mm              1.09            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
     7.5mm             1.34            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
      8mm              1.63            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
     8.5mm             1.95            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
      9mm              2.31            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
     9.5mm             2.72            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
      10mm             3.17            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
     10.5mm            3.67            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
      11mm             4.22            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
     11.5mm            4.83            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------
      12mm             5.48            *****             *****            *****             *****             *****
--------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
      OVAL        APPROX. CT. WT.   PRICE LEVEL 1   PRICE LEVEL 2     PRICE LEVEL 3    PRICE LEVEL 4   PRICE LEVEL 5
---------------------------------------------------------------------------------------------------------------------
      6x4              0.48             *****           *****             *****            *****           *****
---------------------------------------------------------------------------------------------------------------------
      7x5              0.82             *****           *****             *****            *****           *****
---------------------------------------------------------------------------------------------------------------------
      8x6              1.32             *****           *****             *****            *****           *****
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
    PRINCESS      APPROX. CT. WT.   PRICE LEVEL 1   PRICE LEVEL 2     PRICE LEVEL 3    PRICE LEVEL 4     PRICE LEVEL 5
---------------------------------------------------------------------------------------------------------------------
      3x3              0.16             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
    3.5x3.5            0.23             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
      4x4              0.35             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
    4.5x4.5             0.5             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
      5x5              0.68             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
    5.5x5.5            0.86             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
      6x6              1.12             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
    6.5x6.5            1.41             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
      7x7              1.72             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
   TRIANGULAR     APPROX. CT. WT.   PRICE LEVEL 1   PRICE LEVEL 2     PRICE LEVEL 3    PRICE LEVEL 4     PRICE LEVEL 5
---------------------------------------------------------------------------------------------------------------------
  3.5x3.5x3.5          0.14             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
     4x4x4              0.2             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
  4.5x4.5x4.5          0.29             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
     5x5x5             0.36             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
  5.5x5.5x5.5          0.51             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
     6x6x6             0.69             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
  6.5x6.5x6.5          0.88             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
     7x7x7             1.11             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
  7.5x7.5x7.5           1.3             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------
     8x8x8              1.6             *****           *****             *****            *****              *****
---------------------------------------------------------------------------------------------------------------------

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
   REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION
                         AND IS DENOTED HEREIN BY *****

                                    SCHEDULE 8

                       This information is confidential.
                All prices are subject to change without notice.

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    Radiant       Approx. Ct. Wt.   Price Level 1    Price Level 2    Price Level 3    Price Level 4     Price Level 5
-----------------------------------------------------------------------------------------------------------------------
      6x4               0.6             *****            *****            *****            *****              *****
-----------------------------------------------------------------------------------------------------------------------
      7x5              1.02             *****            *****            *****            *****              *****
-----------------------------------------------------------------------------------------------------------------------
      8x6               1.6             *****            *****            *****            *****              *****
-----------------------------------------------------------------------------------------------------------------------



Price Level 1: Distributor price minimum order ***** carats per calendar quarter Price Level 2: Distributor price minimum order ***** carats per calendar quarter Price Level 3: Distributor price minimum order ***** carats per calendar quarter Price Level 4: Distributor price minimum order ***** carats per calendar quarter Price Level 5: Distributor price minimum order ***** carats per calendar quarter


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